UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: February 28

Date of reporting period: February 28, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a)	The Report to Shareholders is filed herewith

Western Asset SMASh Series Core Completion Fund
Annual Shareholder Report | February 28, 2025

This annual shareholder report contains important information about Western Asset SMASh Series Core Completion Fund for the period March 1, 2024, to February 28, 2025.
You can find additional information about the Fund at https://www.franklintempleton.com/regulatory-fund-documents. You can also request this information by contacting us at 877-6LM-FUND/656-3863.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Western Asset SMASh Series Core Completion Fund[1]	$0	0.00%
*	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
1	Does not reflect the effect of fees and expenses associated with a separately managed account, or a management fee or other operating expenses of the Fund.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve months ended February 28, 2025, Western Asset SMASh Series Core Completion Fund returned 8.12%. The Fund compares its performance to the Bloomberg U.S. Aggregate Index, which returned 5.81% for the same period.
PERFORMANCE HIGHLIGHTS

Top contributors to performance:
↑	Underweight duration
↑	Overweight structured products
↑	Overweight emerging markets

Top detractors from performance:
↓	Underweight investment-grade corporates
Use of derivatives and the impact on performance:
The Fund utilized interest rate futures, options, and swaps to manage its duration and yield curve exposure. In aggregate, these derivatives contributed to performance.
Western Asset SMASh Series Core Completion Fund	PAGE 1	7311-ATSR-0425

HOW DID THE FUND PERFORM OVER THE LAST 10 YEARS?
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, or the effect of fees and expenses borne by investors at the separately managed account level.
VALUE OF A $10,000 INVESTMENT – Western Asset SMASh Series Core Completion Fund
8/17/2020 — 2/28/2025
AVERAGE ANNUAL TOTAL RETURNS (%) Period Ended February 28, 2025

	1 Year	Since Inception (8/17/2020)
Western Asset SMASh Series Core Completion Fund	8.12	-5.97
Bloomberg U.S. Aggregate Index	5.81	-1.23
Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund, which if reflected, would reduce performance of the Fund.
Fund performance figures may reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
For current month-end performance, please call Franklin Templeton at 877-6LM-FUND/656-3863 or visit https://www.franklintempleton.com/investments/options/mutual-funds.
Important data provider notices and terms available at www.franklintempletondatasources.com.
KEY FUND STATISTICS (as of February 28, 2025)

Total Net Assets	$137,794,559
Total Number of Portfolio Holdings*	161
Total Management Fee Paid	$0
Portfolio Turnover Rate	305%
*	Does not include derivatives, except purchased options, if any.
Western Asset SMASh Series Core Completion Fund	PAGE 2	7311-ATSR-0425

WHAT DID THE FUND INVEST IN? (as of February 28, 2025)
Portfolio Composition* (% of Total Investments)
*	Does not include derivatives, except purchased options, if any.
HOW HAS THE FUND CHANGED?
Effective January 10, 2025, the Fund’s named portfolio management team consists of Michael C. Buchanan, Ryan K. Brist, Christopher F. Kilpatrick and Julien A. Scholnick.
This is a summary of certain changes to the Fund since March 1, 2024. For more complete information, you may review the Fund’s current prospectus and any applicable supplements, and the Fund’s next prospectus, which we expect to be available by July 1, 2025, at https://www.franklintempleton.com/regulatory-fund-documents or upon request at 877-6LM-FUND/656-3863 or
prospectus@franklintempleton.com.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Additional information is available on https://www.franklintempleton.com/regulatory-fund-documents, including its:
• prospectus • proxy voting information • financial information • holdings • tax information
Western Asset SMASh Series Core Completion Fund	PAGE 3	7311-ATSR-0425

(b)	Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Robert Abeles, Jr., possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial expert. Mr. Abeles, Jr. is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2024 and February 28, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,262 in February 29, 2024 and $160,218 in February 28, 2025.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 29, 2024 and $0 in February 28, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $40,000 in February 29, 2024 and $40,000 in February 28, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in February 29, 2024 and $0 in February 28, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $342,635 in February 29, 2024 and $334,889 in February 28, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Western Asset
SMASh Series Core Completion Fund
Financial Statements and Other Important Information
Annual  | February 28, 2025

franklintempleton.com
Financial Statements and Other Important Information — Annual

Schedule of Investments
February 28, 2025
 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 59.6%
FNMA — 50.1%
Federal National Mortgage Association (FNMA)	2.000%	3/1/55	$33,200,000	$26,563,941 (a)
Federal National Mortgage Association (FNMA)	4.000%	3/1/55	8,000,000	7,500,234 (a)
Federal National Mortgage Association (FNMA)	5.500%	3/1/55	9,600,000	9,613,469 (a)
Federal National Mortgage Association (FNMA)	6.000%	3/1/55	13,400,000	13,621,013 (a)
Federal National Mortgage Association (FNMA)	6.500%	3/1/55	6,400,000	6,593,600 (a)
Federal National Mortgage Association (FNMA)	4.500%	4/1/55	5,100,000	4,907,943 (a)
Federal National Mortgage Association (FNMA)	2.500%	9/1/61	232,941	189,722
Total FNMA				68,989,922
GNMA — 9.5%
Government National Mortgage Association (GNMA) II	5.000%	1/20/53	166,968	166,306
Government National Mortgage Association (GNMA) II	2.500%	3/20/55	100,000	85,719 (a)
Government National Mortgage Association (GNMA) II	3.000%	3/20/55	10,800,000	9,610,313 (a)
Government National Mortgage Association (GNMA) II	4.500%	3/20/55	200,000	193,011 (a)
Government National Mortgage Association (GNMA) II	5.000%	3/20/55	3,100,000	3,061,619 (a)
Total GNMA				13,116,968

Total Mortgage-Backed Securities (Cost — $80,608,218)				82,106,890
U.S. Government & Agency Obligations — 28.7%
U.S. Government Obligations — 28.7%
U.S. Treasury Bonds	4.750%	11/15/43	9,030,000	9,304,075 (b)
U.S. Treasury Bonds	4.750%	11/15/53	4,570,000	4,751,550
U.S. Treasury Bonds	4.250%	2/15/54	3,370,000	3,233,620
U.S. Treasury Bonds	4.250%	8/15/54	4,350,000	4,181,437
U.S. Treasury Notes	4.875%	11/30/25	550,000	552,623
U.S. Treasury Notes	4.000%	1/31/31	4,070,000	4,055,453
U.S. Treasury Notes	4.250%	2/28/31	9,550,000	9,641,583 (c)
U.S. Treasury Notes	3.625%	9/30/31	3,970,000	3,863,927
See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Schedule of Investments (cont’d)
February 28, 2025
 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Obligations — continued
U.S. Treasury Notes	3.875%	8/15/34	$10,000	$9,755

Total U.S. Government & Agency Obligations (Cost — $39,484,206)				39,594,023
Collateralized Mortgage Obligations(d) — 21.2%
BF Mortgage Trust, 2019-NYT B (1 mo. Term SOFR + 1.697%)	6.009%	12/15/35	1,250,000	1,228,747 (e)(f)
BHMS, 2018-ATLS D (1 mo. Term SOFR + 2.547%)	6.859%	7/15/35	280,000	279,044 (e)(f)
BX Commercial Mortgage Trust, 2022-LP2 A (1 mo. Term SOFR + 1.013%)	5.325%	2/15/39	3,015,910	3,012,481 (e)(f)
BX Trust, 2021-BXMF A (1 mo. Term SOFR + 0.750%)	5.062%	10/15/26	2,351,356	2,340,568 (e)(f)
CSMC Trust, 2020-RPL4 A1	2.000%	1/25/60	788,263	709,678 (e)(f)
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	2,650,178	2,352,605 (e)(f)
CSMC Trust, 2022-NQM1 A1	2.265%	11/25/66	963,977	863,337 (e)(f)
Deephaven Residential Mortgage Trust, 2022-1 A1	2.205%	1/25/67	1,098,535	989,603 (e)(f)
Ellington Financial Mortgage Trust, 2022-1 A1	2.206%	1/25/67	3,711,128	3,262,248 (e)(f)
Government National Mortgage Association (GNMA), 2022-3 IO, IO	0.640%	2/16/61	4,333,884	193,054 (f)
Morgan Stanley Capital I Trust, 2018-MP A	4.276%	7/11/40	10,500,000	9,629,410 (e)(f)
MTN Commercial Mortgage Trust, 2022- LPFL A (1 mo. Term SOFR + 1.397%)	5.717%	3/15/39	2,100,000	2,101,404 (e)(f)
OBX Trust, 2022-NQM1 A1	2.305%	11/25/61	2,504,044	2,235,352 (e)(f)

Total Collateralized Mortgage Obligations (Cost — $31,844,221)				29,197,531
Asset-Backed Securities — 19.7%
AGL CLO Ltd., 2020-6A AR (3 mo. Term SOFR + 1.462%)	5.755%	7/20/34	3,050,000	3,054,798 (e)(f)
AIMCO CLO Ltd., 2024-22A A (3 mo. Term SOFR + 1.500%)	5.793%	4/19/37	2,390,000	2,402,414 (e)(f)
Ballyrock CLO Ltd., 2019-2A A1RR (3 mo. Term SOFR + 1.400%)	5.722%	2/20/36	1,320,000	1,326,526 (e)(f)
Birch Grove CLO Ltd., 2024-8A A1 (3 mo. Term SOFR + 1.630%)	5.923%	4/20/37	1,000,000	1,005,864 (e)(f)
CarVal CLO Ltd., 2024-3A A1 (3 mo. Term SOFR + 1.390%)	5.961%	10/20/37	620,000	624,023 (e)(f)
Cayuga Park CLO Ltd., 2020-1A AR (3 mo. Term SOFR + 1.382%)	5.684%	7/17/34	2,770,000	2,777,545 (e)(f)
Columbia Cent CLO Ltd., 2024-33A A1 (3 mo. Term SOFR + 1.600%)	5.893%	4/20/37	2,700,000	2,714,816 (e)(f)
See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Elmwood CLO Ltd., 2019-1A A1RR (3 mo. Term SOFR + 1.520%)	5.813%	4/20/37	$2,280,000	$2,291,840 (e)(f)
Empower CLO Ltd., 2024-1A A1 (3 mo. Term SOFR + 1.600%)	5.900%	4/25/37	1,000,000	1,005,665 (e)(f)
Golub Capital Partners CLO LP, 2021-54A A (3 mo. Term SOFR + 1.792%)	6.095%	8/5/33	3,890,000	3,895,064 (e)(f)
HalseyPoint CLO Ltd., 2020-3A A1R (3 mo. Term SOFR + 1.480%)	5.767%	7/30/37	320,000	321,841 (e)(f)
Oaktree CLO Ltd., 2024-25A A (3 mo. Term SOFR + 1.550%)	5.843%	4/20/37	2,560,000	2,581,122 (e)(f)
Ocean Trails CLO Ltd., 2022-12A A1R (3 mo. Term SOFR + 1.330%)	5.623%	7/20/35	640,000	643,572 (e)(f)
Trinitas CLO Ltd., 2023-25A A1 (3 mo. Term SOFR + 1.850%)	6.140%	1/23/37	1,560,000	1,574,316 (e)(f)
Whitebox CLO Ltd., 2019-1A A1RR (3 mo. Term SOFR + 1.320%)	5.617%	7/24/36	1,000,000	1,004,225 (e)(f)

Total Asset-Backed Securities (Cost — $27,100,000)				27,223,631
Corporate Bonds & Notes — 13.5%
Communication Services — 2.0%
Diversified Telecommunication Services — 0.1%
AT&T Inc., Senior Notes	2.250%	2/1/32	50,000	42,182
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	130,000	110,206
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	40,000	38,577
Total Diversified Telecommunication Services				190,965
Entertainment — 0.1%
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	20,000	17,973
Warnermedia Holdings Inc., Senior Notes	5.391%	3/15/62	70,000	53,835
Total Entertainment				71,808
Interactive Media & Services — 0.1%
Meta Platforms Inc., Senior Notes	4.750%	8/15/34	70,000	69,731
Media — 1.0%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.550%	6/1/34	630,000	653,195
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	10,000	8,453
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	10,000	8,139
See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Schedule of Investments (cont’d)
February 28, 2025
 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Media — continued
Comcast Corp., Senior Notes	3.969%	11/1/47	$320,000	$252,090
Comcast Corp., Senior Notes	3.999%	11/1/49	90,000	70,285
Comcast Corp., Senior Notes	2.887%	11/1/51	60,000	37,680
Comcast Corp., Senior Notes	5.350%	5/15/53	310,000	294,714
Comcast Corp., Senior Notes	4.950%	10/15/58	20,000	17,819
Fox Corp., Senior Notes	6.500%	10/13/33	60,000	64,426
Total Media				1,406,801
Wireless Telecommunication Services — 0.7%
Rogers Communications Inc., Senior Notes	5.300%	2/15/34	50,000	49,521
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	770,000	712,095
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	160,000	153,278
T-Mobile USA Inc., Senior Notes	5.150%	4/15/34	60,000	60,282
Total Wireless Telecommunication Services				975,176

Total Communication Services				2,714,481
Consumer Discretionary — 0.9%
Automobiles — 0.1%
Ford Motor Co., Senior Notes	6.100%	8/19/32	60,000	59,410
Broadline Retail — 0.8%
Prosus NV, Senior Notes	4.027%	8/3/50	1,610,000	1,109,493 (e)
Hotels, Restaurants & Leisure — 0.0%††
Las Vegas Sands Corp., Senior Notes	6.000%	8/15/29	50,000	51,396

Total Consumer Discretionary				1,220,299
Consumer Staples — 0.3%
Personal Care Products — 0.0%††
Kenvue Inc., Senior Notes	4.900%	3/22/33	60,000	60,244
Tobacco — 0.3%
Altria Group Inc., Senior Notes	6.875%	11/1/33	220,000	243,764
BAT Capital Corp., Senior Notes	6.000%	2/20/34	110,000	115,136
Philip Morris International Inc., Senior Notes	4.875%	2/13/29	30,000	30,282
Philip Morris International Inc., Senior Notes	5.125%	2/13/31	10,000	10,178
Philip Morris International Inc., Senior Notes	5.250%	2/13/34	30,000	30,384
Total Tobacco				429,744

Total Consumer Staples				489,988
Energy — 4.3%
Oil, Gas & Consumable Fuels — 4.3%
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	120,000	125,383 (e)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.544%	11/15/53	10,000	10,839 (e)
See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Oil, Gas & Consumable Fuels — continued
Ecopetrol SA, Senior Notes	5.875%	5/28/45	$1,400,000	$1,010,405
Enterprise Products Operating LLC, Senior Notes	6.650%	10/15/34	50,000	55,867
Enterprise Products Operating LLC, Senior Notes	5.550%	2/16/55	170,000	168,796
EOG Resources Inc., Senior Notes	3.900%	4/1/35	82,000	74,780
EQT Corp., Senior Notes	7.000%	2/1/30	240,000	259,428
ONEOK Inc., Senior Notes	5.550%	11/1/26	90,000	91,293
ONEOK Inc., Senior Notes	5.650%	11/1/28	140,000	144,256
ONEOK Inc., Senior Notes	5.800%	11/1/30	10,000	10,424
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	3,270,000	2,154,260 (e)
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	2,430,000	1,758,285 (e)

Total Energy				5,864,016
Financials — 1.3%
Banks — 0.9%
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	200,000	197,875 (f)
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	210,000	195,553 (f)
BNP Paribas SA, Senior Notes (5.894% to 12/5/33 then SOFR + 1.866%)	5.894%	12/5/34	250,000	262,953 (e)(f)
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	250,000	230,106 (e)(f)
PNC Financial Services Group Inc., Senior Notes (5.582% to 6/12/28 then SOFR + 1.841%)	5.582%	6/12/29	120,000	123,337 (f)
PNC Financial Services Group Inc., Senior Notes (5.812% to 6/12/25 then SOFR + 1.322%)	5.812%	6/12/26	30,000	30,085 (f)
Truist Financial Corp., Senior Notes (6.047% to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	70,000	71,240 (f)
US Bancorp, Senior Notes (5.775% to 6/12/28 then SOFR + 2.020%)	5.775%	6/12/29	80,000	82,534 (f)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	30,000	31,180 (f)
Total Banks				1,224,863
See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Schedule of Investments (cont’d)
February 28, 2025
 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Capital Markets — 0.3%
Charles Schwab Corp., Senior Notes	5.875%	8/24/26	$150,000	$152,860
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	30,000	32,100 (f)
UBS Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	250,000	308,561 (e)(f)
Total Capital Markets				493,521
Insurance — 0.1%
Aon North America Inc., Senior Notes	5.450%	3/1/34	100,000	102,362

Total Financials				1,820,746
Health Care — 0.9%
Biotechnology — 0.1%
AbbVie Inc., Senior Notes	4.800%	3/15/29	80,000	80,870
AbbVie Inc., Senior Notes	4.950%	3/15/31	40,000	40,647
AbbVie Inc., Senior Notes	5.050%	3/15/34	20,000	20,220
Total Biotechnology				141,737
Health Care Equipment & Supplies — 0.3%
Solventum Corp., Senior Notes	5.400%	3/1/29	90,000	91,894
Solventum Corp., Senior Notes	5.450%	3/13/31	90,000	92,240
Solventum Corp., Senior Notes	5.600%	3/23/34	120,000	122,878
Solventum Corp., Senior Notes	5.900%	4/30/54	30,000	30,522
Total Health Care Equipment & Supplies				337,534
Health Care Providers & Services — 0.2%
Elevance Health Inc., Senior Notes	4.100%	5/15/32	200,000	189,583
Elevance Health Inc., Senior Notes	4.550%	5/15/52	130,000	109,050
Total Health Care Providers & Services				298,633
Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co., Senior Notes	5.100%	2/22/31	50,000	51,154
Bristol-Myers Squibb Co., Senior Notes	5.200%	2/22/34	110,000	112,169
Bristol-Myers Squibb Co., Senior Notes	5.550%	2/22/54	30,000	30,151
Bristol-Myers Squibb Co., Senior Notes	5.650%	2/22/64	30,000	30,120
Eli Lilly & Co., Senior Notes	4.700%	2/9/34	120,000	118,994
Eli Lilly & Co., Senior Notes	4.600%	8/14/34	30,000	29,578
Eli Lilly & Co., Senior Notes	5.000%	2/9/54	20,000	19,155
Eli Lilly & Co., Senior Notes	5.100%	2/9/64	30,000	28,619
Total Pharmaceuticals				419,940

Total Health Care				1,197,844
Industrials — 0.3%
Aerospace & Defense — 0.2%
Lockheed Martin Corp., Senior Notes	5.200%	2/15/64	30,000	28,502
See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Aerospace & Defense — continued
RTX Corp., Senior Notes	6.000%	3/15/31	$60,000	$63,675
RTX Corp., Senior Notes	4.500%	6/1/42	130,000	115,707
RTX Corp., Senior Notes	3.030%	3/15/52	10,000	6,529
Total Aerospace & Defense				214,413
Commercial Services & Supplies — 0.0%††
Waste Connections Inc., Senior Notes	5.000%	3/1/34	70,000	69,909
Industrial Conglomerates — 0.0%††
Honeywell International Inc., Senior Notes	5.000%	3/1/35	70,000	69,854
Trading Companies & Distributors — 0.1%
Air Lease Corp., Senior Notes	5.300%	2/1/28	90,000	91,574

Total Industrials				445,750
Information Technology — 0.1%
Semiconductors & Semiconductor Equipment — 0.0%††
Intel Corp., Senior Notes	5.125%	2/10/30	20,000	20,161
Micron Technology Inc., Senior Notes	5.875%	2/9/33	30,000	31,298
Total Semiconductors & Semiconductor Equipment				51,459
Software — 0.1%
Oracle Corp., Senior Notes	3.600%	4/1/50	90,000	64,320

Total Information Technology				115,779
Materials — 3.3%
Chemicals — 1.6%
MEGlobal BV, Senior Notes	2.625%	4/28/28	1,510,000	1,390,965 (e)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	910,000	875,444 (e)
Total Chemicals				2,266,409
Metals & Mining — 0.7%
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	170,000	171,356
Southern Copper Corp., Senior Notes	5.250%	11/8/42	910,000	841,849
Total Metals & Mining				1,013,205
Paper & Forest Products — 1.0%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,310,000	1,335,331

Total Materials				4,614,945
Utilities — 0.1%
Electric Utilities — 0.1%
Florida Power & Light Co.	5.700%	3/15/55	70,000	72,609
Georgia Power Co., Senior Notes	5.200%	3/15/35	60,000	60,430 (g)

Total Utilities				133,039
Total Corporate Bonds & Notes (Cost — $22,424,935)				18,616,887
See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Schedule of Investments (cont’d)
February 28, 2025
 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Sovereign Bonds — 5.4%
Chile — 0.1%
Chile Government International Bond, Senior Notes	3.100%	1/22/61	$340,000	$207,926
Colombia — 1.2%
Colombia Government International Bond, Senior Notes	3.250%	4/22/32	2,130,000	1,676,872
Israel — 0.7%
State of Israel, Senior Notes	3.375%	1/15/50	1,330,000	900,144
Kazakhstan — 0.3%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	400,000	372,671 (e)
Mexico — 0.8%
Mexico Government International Bond, Senior Notes	4.400%	2/12/52	1,590,000	1,125,167
Panama — 1.5%
Panama Government International Bond, Senior Notes	4.300%	4/29/53	3,230,000	2,032,237
Peru — 0.8%
Peruvian Government International Bond, Senior Notes	3.550%	3/10/51	160,000	112,437
Peruvian Government International Bond, Senior Notes	3.600%	1/15/72	1,580,000	1,004,876
Total Peru				1,117,313

Total Sovereign Bonds (Cost — $11,605,021)				7,432,330
U.S. Treasury Inflation Protected Securities — 3.3%
U.S. Treasury Bonds, Inflation Indexed	1.500%	2/15/53	233,583	199,700
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	4,545,341	4,342,934

Total U.S. Treasury Inflation Protected Securities (Cost — $4,721,745)				4,542,634
	Expiration Date	Contracts	Notional Amount
Purchased Options — 1.4%
Exchange-Traded Purchased Options — 1.4%
3-Month SOFR Futures, Call @ $96.000	6/13/25	204	$510,000	67,575
3-Month SOFR Futures, Call @ $96.125	9/12/25	224	560,000	152,600
3-Month SOFR Futures, Call @ $96.063	12/12/25	123	307,500	141,450
3-Month SOFR Futures, Call @ $96.250	12/12/25	307	767,500	285,894
3-Month SOFR Futures, Call @ $96.313	12/12/25	365	912,500	317,094
U.S. Treasury 5-Year Notes Futures, Call @ $107.500	3/21/25	85	85,000	61,758
See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

 Western Asset SMASh Series Core Completion Fund
(Percentages shown based on Fund net assets)
Security	Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Call @ $106.500	4/25/25	204	$204,000	$336,281
U.S. Treasury 6 to 7-Year Notes Futures, Call @ $111.000	3/7/25	327	327,000	163,500
U.S. Treasury 6 to 7-Year Notes Futures, Put @ $110.000	3/7/25	327	327,000	25,547
U.S. Treasury 10-Year Notes Futures, Call @ $110.000	3/21/25	1	1,000	1,391
U.S. Treasury 10-Year Notes Futures, Call @ $110.250	3/21/25	242	242,000	294,937
U.S. Treasury 10-Year Notes Futures, Put @ $108.500	3/21/25	102	102,000	6,375
U.S. Treasury 10-Year Notes Futures, Put @ $107.500	4/25/25	123	123,000	17,297

Total Purchased Options (Cost — $1,266,259)				1,871,699
Total Investments before Short-Term Investments (Cost — $219,054,605)				210,585,625
	Rate	Maturity Date	Face Amount
Short-Term Investments — 6.4%
U.S. Treasury Bills — 5.9%
U.S. Treasury Bills (Cost — $8,035,260)	3.877%	3/27/25	$8,060,000	8,037,351 (h)
			Shares
Overnight Deposits — 0.5%
BNY Mellon Cash Reserve Fund (Cost — $698,358)	1.050%		698,358	698,358 (i)

Total Short-Term Investments (Cost — $8,733,618)				8,735,709
Total Investments — 159.2% (Cost — $227,788,223)				219,321,334
Liabilities in Excess of Other Assets — (59.2)%				(81,526,775)
Total Net Assets — 100.0%				$137,794,559

See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Schedule of Investments (cont’d)
February 28, 2025
 Western Asset SMASh Series Core Completion Fund
††	Represents less than 0.1%.
(a)	This security is traded on a to-be-announced (“TBA”) basis. At February 28, 2025, the Fund held TBA securities with a total cost of $80,228,879.
(b)	All or a portion of this security is held at the broker as collateral for open futures contracts and exchange-traded options.
(c)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.
(d)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Securities traded on a when-issued or delayed delivery basis.
(h)	Rate shown represents yield-to-maturity.
(i)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
CLO	—	Collateralized Loan Obligation
IO	—	Interest Only
SOFR	—	Secured Overnight Financing Rate
At February 28, 2025, the Fund had the following open written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
3-Month SOFR Futures, Call	6/13/25	$96.500	408	$1,020,000	$(56,100)
3-Month SOFR Futures, Call	12/12/25	96.563	246	615,000	(161,437)
3-Month SOFR Futures, Call	12/12/25	96.750	307	767,500	(165,012)
3-Month SOFR Futures, Put	12/12/25	95.375	307	767,500	(36,456)
U.S. Treasury 5-Year Notes Futures, Call	3/21/25	107.250	41	41,000	(36,516)
U.S. Treasury 5-Year Notes Futures, Call	3/21/25	108.250	52	52,000	(18,687)
U.S. Treasury 5-Year Notes Futures, Call	3/21/25	108.500	243	243,000	(68,344)
U.S. Treasury 5-Year Notes Futures, Put	3/21/25	105.000	246	246,000	(0)(a)
U.S. Treasury 5-Year Notes Futures, Put	3/21/25	105.500	243	243,000	(1,899)
U.S. Treasury 6 to 7-Year Notes Futures, Call	3/7/25	110.500	163	163,000	(129,891)
See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

 Western Asset SMASh Series Core Completion Fund

Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 6 to 7-Year Notes Futures, Put	3/7/25	$109.500	204	$204,000	$(6,375)
U.S. Treasury 6 to 7-Year Notes Futures, Put	3/7/25	110.500	163	163,000	(33,109)
U.S. Treasury 10-Year Notes Futures, Call	3/21/25	109.000	60	60,000	(132,187)
U.S. Treasury 10-Year Notes Futures, Call	3/21/25	111.000	72	72,000	(56,250)
U.S. Treasury 10-Year Notes Futures, Call	3/21/25	112.000	59	59,000	(23,047)
U.S. Treasury 10-Year Notes Futures, Call	5/23/25	112.500	270	270,000	(223,594)
U.S. Treasury 10-Year Notes Futures, Put	3/21/25	106.500	203	203,000	(0)(a)
U.S. Treasury 10-Year Notes Futures, Put	3/21/25	107.500	130	130,000	(4,063)
U.S. Treasury 10-Year Notes Futures, Put	4/25/25	106.000	246	246,000	(15,375)
U.S. Treasury Long-Term Bonds Futures, Put	3/21/25	109.000	106	106,000	(3,313)
Total Exchange-Traded Written Options (Premiums received — $1,069,078)					$(1,171,655)

(a)	Value is less than $1.

Abbreviation(s) used in this schedule:
SOFR	—	Secured Overnight Financing Rate
At February 28, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	75	6/25	$17,938,883	$17,946,094	$7,211
3-Month SOFR	562	3/26	134,879,824	135,322,575	442,751
3-Month SOFR	335	3/27	80,557,586	80,768,500	210,914
U.S. Treasury 10-Year Notes	290	6/25	31,852,036	32,217,188	365,152
U.S. Treasury Long-Term Bonds	331	6/25	38,217,329	39,089,031	871,702
					1,897,730
Contracts to Sell:
3-Month SOFR	90	12/25	21,594,186	21,639,375	(45,189)
U.S. Treasury 2-Year Notes	746	6/25	153,690,550	154,398,688	(708,138)
U.S. Treasury 5-Year Notes	606	6/25	65,139,669	65,410,125	(270,456)
See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Schedule of Investments (cont’d)
February 28, 2025
 Western Asset SMASh Series Core Completion Fund
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Ultra 10-Year Notes	154	6/25	$17,176,046	$17,594,500	$(418,454)
U.S. Treasury Ultra Long- Term Bonds	571	6/25	69,179,529	70,875,375	(1,695,846)
					(3,138,083)
Net unrealized depreciation on open futures contracts					$(1,240,353)

Abbreviation(s) used in this table:
SOFR	—	Secured Overnight Financing Rate
At February 28, 2025, the Fund had the following open swap contracts:
CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$61,082,000	1/17/28	Daily SOFR Compound annually	4.100% annually	$544,900	$2,469	$542,431
	105,624,000	11/30/31	4.060% annually	Daily SOFR Compound annually	(1,950,648)	(99,629)	(1,851,019)
	14,370,000	1/17/36	4.220% annually	Daily SOFR Compound annually	(503,252)	—	(503,252)
Total	$181,076,000				$(1,909,000)	$(97,160)	$(1,811,840)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.43 Index	$3,228,500	12/20/29	1.000% quarterly	$(70,944)	$(66,638)	$(4,306)

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

 Western Asset SMASh Series Core Completion Fund
[1]
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii)
receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
Reference rate(s) and their value(s) as of period end used in this table:
Reference Index	Reference Rate
Daily SOFR Compound	4.390%

Abbreviation(s) used in this table:
SOFR	—	Secured Overnight Financing Rate
See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Statement of Assets and Liabilities
February 28, 2025

Assets:
Investments, at value (Cost — $227,788,223)	$219,321,334
Receivable for securities sold	4,878,878
Deposits with brokers for centrally cleared swap contracts	3,413,976
Interest receivable	931,325
Receivable for premiums on written options	21,554
Receivable from investment manager	18,451
Deposits with brokers for open futures contracts and exchange-traded options	4,810
Receivable for Fund shares sold	3,404
Prepaid expenses	6,635
Total Assets	228,600,367
Liabilities:
Payable for securities purchased	85,092,126
Payable to brokers — net variation margin on centrally cleared swap contracts	3,929,355
Written options, at value (premiums received — $1,069,078)	1,171,655
Payable to brokers — net variation margin on open futures contracts	227,666
Payable for Fund shares repurchased	188,711
Payable to brokers for option premiums	85,939
Trustees’ fees payable	1,079
Accrued expenses	109,277
Total Liabilities	90,805,808
Total Net Assets	$137,794,559
Net Assets:
Par value (Note 5)	$222
Paid-in capital in excess of par value	320,287,975
Total distributable earnings (loss)	(182,493,638)
Total Net Assets	$137,794,559
Shares Outstanding	22,237,665
Net Asset Value	$6.20
See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Statement of Operations
For the Year Ended February 28, 2025

Investment Income:
Interest	$13,456,690
Less: Foreign taxes withheld	(254)
Total Investment Income	13,456,436
Expenses:
Fund accounting fees	71,257
Audit and tax fees	52,200
Registration fees	36,517
Legal fees	15,968
Commodity pool reports	12,022
Shareholder reports	8,666
Trustees’ fees	7,880
Commitment fees (Note 6)	2,868
Custody fees	1,578
Transfer agent fees (Note 2)	1,128
Miscellaneous expenses	10,378
Total Expenses	220,462
Less: Fee waivers and/or expense reimbursements (Note 2)	(220,462)
Net Expenses	—
Net Investment Income	13,456,436
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(28,915,001)
Futures contracts	8,442,233
Written options	4,489,950
Swap contracts	16,530,032
Net Realized Gain	547,214
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	24,775,370
Futures contracts	(2,689,401)
Written options	(252,389)
Swap contracts	(15,018,584)
Change in Net Unrealized Appreciation (Depreciation)	6,814,996
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	7,362,210
Increase in Net Assets From Operations	$20,818,646
See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Statements of Changes in Net Assets

For the Year Ended February 28, 2025 and the Year Ended February 29, 2024	2025	2024
Operations:
Net investment income	$13,456,436	$14,928,306
Net realized gain	547,214	15,977,000
Change in net unrealized appreciation (depreciation)	6,814,996	(32,954,244)
Increase (Decrease) in Net Assets From Operations	20,818,646	(2,048,938)
Distributions to Shareholders From (Note 1):
Total distributable earnings	(15,361,684)	(22,896,205)
Decrease in Net Assets From Distributions to Shareholders	(15,361,684)	(22,896,205)
Fund Share Transactions (Note 5):
Net proceeds from sale of shares	63,501,618	118,862,806
Cost of shares repurchased	(261,782,218)	(93,747,065)
Increase (Decrease) in Net Assets From Fund Share Transactions	(198,280,600)	25,115,741
Increase (Decrease) in Net Assets	(192,823,638)	170,598
Net Assets:
Beginning of year	330,618,197	330,447,599
End of year	$137,794,559	$330,618,197
See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2025[1]	2024[1,2]	2023[1]	2022[1]	2021[1,3]
Net asset value, beginning of year	$6.07	$6.56	$8.87	$9.75	$10.00
Income (loss) from operations:
Net investment income	0.30	0.29	0.21	0.12	0.06
Net realized and unrealized gain (loss)	0.18	(0.34)	(2.22)	(0.84)	(0.22)
Total income (loss) from operations	0.48	(0.05)	(2.01)	(0.72)	(0.16)
Less distributions from:
Net investment income	(0.35)	(0.44)	(0.30)	(0.16)	(0.06)
Net realized gains	—	—	—	—	(0.03)
Total distributions	(0.35)	(0.44)	(0.30)	(0.16)	(0.09)
Net asset value, end of year	$6.20	$6.07	$6.56	$8.87	$9.75
Total return[4]	8.12%	(0.62)%	(22.65)%	(7.67)%	(1.62)%
Net assets, end of year (millions)	$138	$331	$330	$421	$320
Ratios to average net assets:
Gross expenses[5]	0.08%	0.07%	0.06%	0.06%	0.17%[6]
Net expenses[7,8]	0.00	0.00	0.00	0.00	0.00 [6]
Net investment income	4.87	4.65	3.02	1.24	1.17 [6]
Portfolio turnover rate[9]	305%	255%	123%	408%	210%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the year ended February 29.
[3]	For the period August 17, 2020 (inception date) to February 28, 2021.
[4]
Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.
[6]	Annualized.
[7]
The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the
Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]
Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rates for the respective years/periods presented would have been 77%, 134%, 103%, 169% and 148%.

See Notes to Financial Statements.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Notes to Financial Statements
1. Organization and significant accounting policies
Western Asset SMASh Series Core Completion Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Franklin Templeton Fund Adviser, LLC (“FTFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of FTFA. FTFA and the subadvisers do not charge investment management fees to the Fund.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Notes to Financial Statements (cont’d)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$82,106,890	—	$82,106,890
U.S. Government & Agency Obligations	—	39,594,023	—	39,594,023
Collateralized Mortgage Obligations	—	29,197,531	—	29,197,531
Asset-Backed Securities	—	27,223,631	—	27,223,631
Corporate Bonds & Notes	—	18,616,887	—	18,616,887
Sovereign Bonds	—	7,432,330	—	7,432,330
U.S. Treasury Inflation Protected Securities	—	4,542,634	—	4,542,634
Purchased Options	$1,871,699	—	—	1,871,699
Total Long-Term Investments	1,871,699	208,713,926	—	210,585,625
Short-Term Investments†:
U.S. Treasury Bills	—	8,037,351	—	8,037,351
Overnight Deposits	—	698,358	—	698,358
Total Short-Term Investments	—	8,735,709	—	8,735,709
Total Investments	$1,871,699	$217,449,635	—	$219,321,334
Other Financial Instruments:
Futures Contracts††	$1,897,730	—	—	$1,897,730
Centrally Cleared Interest Rate Swaps††	—	$542,431	—	542,431
Total Other Financial Instruments	$1,897,730	$542,431	—	$2,440,161
Total	$3,769,429	$217,992,066	—	$221,761,495

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$1,171,655	—	—	$1,171,655
Futures Contracts††	3,138,083	—	—	3,138,083
Centrally Cleared Interest Rate Swaps††	—	$2,354,271	—	2,354,271
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	4,306	—	4,306
Total	$4,309,738	$2,358,577	—	$6,668,315

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Purchased options. The Fund may purchase option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.
(c) Written options. The Fund may write option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.
The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Notes to Financial Statements (cont’d)
is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2025, the Fund did not hold any credit default swaps to sell protection.
For average notional amounts of swaps held during the year ended February 28, 2025, see Note 4.
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Notes to Financial Statements (cont’d)
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
Interest rate swaps
The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.
The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.
When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.
When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.
(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.
The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Notes to Financial Statements (cont’d)
The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of February 28, 2025, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.
(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Notes to Financial Statements (cont’d)
securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
FTFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and FTFA

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadvisers the day-to-day portfolio management of the Fund.
FTFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which FTFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2026 without the Board’s consent.
During the year ended February 28, 2025, fees waived and/or expenses reimbursed amounted to $220,462.
Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred. For the year ended February 28, 2025, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $1,128 was earned by Investor Services.
All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.
3. Investments
During the year ended February 28, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$31,874,118	$1,062,760,175
Sales	128,506,566	1,170,798,947
At February 28, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$228,514,960	$3,097,426	$(12,291,052)	$(9,193,626)
Written options	(1,069,078)	314,030	(416,607)	(102,577)
Futures contracts	—	1,897,730	(3,138,083)	(1,240,353)
Swap contracts	(163,798)	542,431	(2,358,577)	(1,816,146)
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Notes to Financial Statements (cont’d)
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2025.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$1,871,699
Futures contracts[3]	1,897,730
Centrally cleared swap contracts[4]	542,431
Total	$4,311,860

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$1,171,655	—	$1,171,655
Futures contracts[3]	3,138,083	—	3,138,083
Centrally cleared swap contracts[4]	2,354,271	$4,306	2,358,577
Total	$6,664,009	$4,306	$6,668,315

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
[3]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of
Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of
Assets and Liabilities.

[4]
Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the
Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the
Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(8,811,869)	—	$(8,811,869)
Futures contracts	8,442,233	—	8,442,233
Written options	4,489,950	—	4,489,950
Swap contracts	16,586,924	$(56,892)	16,530,032
Total	$20,707,238	$(56,892)	$20,650,346

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$451,347	—	$451,347
Futures contracts	(2,689,401)	—	(2,689,401)
Written options	(252,389)	—	(252,389)
Swap contracts	(15,022,053)	$3,469	(15,018,584)
Total	$(17,512,496)	$3,469	$(17,509,027)

[1]	The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.
During the year ended February 28, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$910,988
Written options	709,345
Futures contracts (to buy)	459,722,592
Futures contracts (to sell)	406,378,875
Average Notional Balance
Interest rate swap contracts	$149,633,846
Credit default swap contracts (buy protection)	8,926,500
5. Shares of beneficial interest
At February 28, 2025, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.
Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2025	Year Ended February 29, 2024
Shares sold	10,401,324	19,389,035
Shares repurchased	(42,593,311)	(15,315,742)
Net increase (decrease)	(32,191,987)	4,073,293
6. Redemption facility
The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.995 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 30, 2026.
Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Notes to Financial Statements (cont’d)
fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 28, 2025.
7. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended February 28 and February 29, respectively, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$15,361,684	$22,896,205
As of February 28, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$442,345
Deferred capital losses*	(170,894,623)
Other book/tax temporary differences(a)	311,342
Unrealized appreciation (depreciation)(b)	(12,352,702)
Total distributable earnings (loss) — net	$(182,493,638)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
 Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on futures, options and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and other book/tax basis adjustments.

8. Operating segments
The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.
The Fund operates as a single operating segment, which is an investment portfolio. The Fund’s Investment Manager serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy. The CODM uses these measures to assess fund performance and allocate resources effectively. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series Core Completion Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series Core Completion Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2025, the related statement of operations for the year ended February 28, 2025, the statement of changes in net assets for each of the two years in the period ended February 28, 2025, including the related notes, and the financial highlights for each of the four years in the period ended February 28, 2025 and for the period August 17, 2020 (inception date) through February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2025, the results of its operations for the year ended February 28, 2025, the changes in its net assets for each of the two years in the period ended February 28, 2025 and the financial highlights for each of the four years in the period ended February 28, 2025 and for the period August 17, 2020 (inception date) through February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
April 17, 2025
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset SMASh Series Core Completion Fund 2025 Annual Report

Important Tax Information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 28, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$7,595,794
Section 163(j) Interest Earned	§163(j)	$12,737,144
Interest Earned from Federal Obligations	Note (1)	$2,716,418
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended February 28, 2025:

Foreign Source Income Earned	$(254)
Western Asset SMASh Series Core Completion Fund

Changes in and Disagreements with Accountants	For the period covered by this report
Not applicable.
Results of Meeting(s) of Shareholders	For the period covered by this report
Not applicable.
Remuneration Paid to Directors, Officers and Others	For the period covered by this report
Refer to the financial statements included herein.

Western Asset SMASh Series Core Completion Fund

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Western Asset
SMASh Series Core Completion Fund
Trustees
Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Chair
Jaynie M. Studenmund
Peter J. Taylor
Jane Trust
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Distributor
Franklin Distributors, LLC
Custodian
The Bank of New York Mellon
Transfer agent
Franklin Templeton Investor
Services, LLC
3344 Quality Drive
Rancho Cordova, CA 95670-7313
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Western Asset SMASh Series Core Completion Fund
The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.
Western Asset SMASh Series Core Completion Fund
Legg Mason Funds
620 Eighth Avenue, 47th Floor
New York, NY 10018
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
This report is submitted for the general information of the shareholders of Western Asset SMASh Series Core Completion Fund and is not intended for distribution to prospective investors.
This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.
www.franklintempleton.com
© 2025 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy Is Our Priority
Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:
•  Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.
•  Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.
•  Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•  Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.
•  Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.
NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at
https://www.franklintempleton.com/help/privacy-policy or contact us for a copy at (800) 632-2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Legg Mason Funds
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.
NOT PART OF THE ANNUAL REPORT

94367-AFSOI 4/25
© 2025 Franklin Templeton. All rights reserved.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 21, 2025

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	April 21, 2025